UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2013

Star Gas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-14129	06-1437793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2187 Atlantic Street, Stamford, CT 06902
(Address of principal executive offices, Zip Code)

(203) 328-7310
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2013, Star Gas Partners, L.P., a Delaware partnership (the "Partnership"), issued a press release announcing its financial results for the fiscal first quarter ended December 31, 2012. A copy of the press release is furnished within this report as Exhibit 99.1.

The information in this report is being furnished, and is not deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 7.01. Regulation FD Disclosure.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 A copy of the Star Gas Partners, L.P. Press Release dated February 6, 2013.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2013	Star Gas Partners, L.P. By: Kestrel Heat, LLC (General Partner)
	By:	/s/ RICHARD F. AMBURY Richard F. Ambury Chief Financial Officer Principal Financial Officer